Why Invest in PotlatchDeltic

Forward-Looking Statements & Non-GAAP Measures

Company and Industry Overview

PotlatchDeltic is a $4 Billion Timber Real Estate Investment Trust (REIT) Focused on:

We Operate Three Business Segments

We are the Best Timber REIT Play on Housing Because Our Integrated Strategy Provides the Highest Direct Leverage to Lumber Prices

Lumber Prices Have Been Exceptionally Strong the Last Couple of Years

PotlatchDeltic is Well Positioned to Take Advantage of Favorable Housing Fundamentals

Higher Mortgage Rates Have Caused Housing Starts to Slow Down

There Has Been a Cumulative Underbuilding of U.S. Homes in the Last Decade

There is a Strong Millennial Demographic Tailwind

U.S. Housing Stock Has Aged Considerably

Growing Residential Improvement Spending Supports Lumber Demand

Demand for Lumber Used in Nonresidential Construction is Also Poised for Growth as Environmentally Beneﬁcial Tall Wood Buildings Take Market Share from Steel and Concrete

The Outlook for Mass Timber as a Natural Climate Solution is Favorable

Our Natural Climate Solutions Opportunities are Expanding

Timberlands Segment

We Own Nearly 2.2 Million Acres of Timberlands in Seven States

Our Idaho Timberlands are Highly Proﬁtable and Productive

Our Legacy Operations are Naturally Hedged in the U.S. South

The Hedge is Important Because Our Legacy Southern Sawlog Prices Have Been Below Trend Levels

Sawmill Capacity Additions are Tightening Our Legacy Log Markets

Log Markets are Already Tight For Timberlands Acquired in the CatchMark Merger

Climate Change is Providing Southern Timberlands Opportunities

Our Timberlands Segment Adjusted EBITDDA Has Increased

Wood Products Segment

Our Wood Products Facilities are Located Close to Major End Markets

Our Capacity is Growing With Acquisitions and Productivity Improvements

North American Lumber Supply

Lumber Production Shifting to the U.S. South

Waldo Sawmill Modernization IRR Estimated to be 22% in Base Case

Continuous Capital Investments Meet Hurdle Rates, Improve Productivity, Lower Costs, and Reduce Environmental Impact

We are Relentlessly Focused on Continuously Improving Our Environmental Performance

Our Wood Products Segment Adjusted EBITDDA Has Increased Exponentially

Real Estate Segment

We Expect to Sell Approximately One Percent of Our Rural Acres at a Premium to Timberland Value Each Year

We Create Signiﬁcant Conservation Outcomes Through Rural Land Transactions

We Create Signiﬁcant Conservation Outcomes Through Rural Land Transactions

Interest in Solar Opportunities on Our Timberlands is Increasing

We Also Develop and Sell Building Lots in a Highly Desirable 4,800 Acre Master-Planned Community

Real Estate Segment Adjusted EBITDDA Continues to be a Strong Contributor

Capital Allocation and Balance Sheet

We are Focused on Growing Shareholder Value Over the Long Term Through a Balanced Capital Allocation Strategy

We are Growing Our Business in a Disciplined Way Over Time

Maintaining a Strong Balance Sheet and Ample Liquidity Provides the Flexibility to be Opportunistic

The Power of Our Strategy is Evidenced by Our Strong Financial Performance

We are Committed to Environmental and Social Responsibility and to Responsible Governance

Appendix

Adjusted EBITDDA Reconciliation

Deﬁnitions

PotlatchDeltic

Why Invest in PotlatchDeltic

INVESTOR PRESENTATION

Q2 2023


PotlatchDeltic

Forward-Looking Statements & Non-GAAP Measures

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, statements about the company's business model, expectations about the contributions to EBITDDA from the CatchMark merger, expectations about the Waldo, AR sawmill expansion, including timing of completion and production impacts, effect of change in lumber prices on annual EBITDDA, expectations regarding favorable housing fundamentals, percentage of acres harvested and number of seedlings planted per year, percent of Idaho sawlogs indexed to the price of lumber, amount of carbon removed and sequestered and greenhouse gas emitted each year, potential natural climate solutions opportunities, our ability to continuously improve our environmental performance, climate change risks and opportunities, maintenance of third-party environmental and safety certifications, percent of merchantable timber inventory that is comprised of sawlogs, percent of sawlogs used internally, manufacturing capacity and expansions, effect of change in log prices on company cash generation, U.S. South and specifically CatchMark capacity markets' sawlog growth-to-drain projections, lumber volume growth trends, North American lumber demand and production, ability to increase capacity at the Ola sawmill following its rebuild, expected returns from the automatic planer grader update, projected U.S. demand for mass timber and emissions benefits and carbon impact resulting from mass timber use, expectations regarding the U.S./Canadian softwood lumber import duties, forecasted real estate sales, real estate business potential and land development potential, including for solar energy opportunities, expected conservation outcomes from real estate transactions, capital allocation, growing dividend and dividend yield, share repurchases, future capital expenditures and anticipated return on capital expenditures, debt metrics, investment grade credit rating, the U.S. housing market, including housing affordability, repair and remodel activity, future company performance, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in: timberland values, timber harvest levels on the company's lands, timber prices, policy regarding governmental timber sales, the United States and international economies, U.S. job growth, U.S. bank lending practices, the level of domestic construction activity, contractor shortages, labor disputes, international tariffs, quotas, and trade agreements involving wood products, domestic and international demand for wood products, production and production capacity in the forest products industry, competitive pricing pressures for the company's products, general and industry specific environmental laws and regulations, fuel and energy costs, transportation shortages and disruptions, raw material, labor, and other costs, and tax laws that could reduce the benefits associated with REIT status. Results may also differ materially because of unanticipated manufacturing interruptions, unforeseen environmental liabilities or expenditures, climate change and weather conditions, an inability to satisfy complex rules in order to remain qualified as a REIT, other events beyond our control, such as the impact of disease pandemics and other human health threats, the company's ability to achieve the anticipated efficiency improvements of the Ola sawmill rebuild and to implement the modernization plan for the Waldo sawmill, and other risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements..

NON-GAAP MEASURES

This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation, which is available on the company's website at www.PotlatchDeltic.com.


PotlatchDeltic

Table of Contents



Company and Industry Overview

$4 BILLION TIMBER REIT

PotlatchDeltic is a $4 Billion Timber Real Estate Investment Trust (REIT) Focused on:

- GROWING & HARVESTING TREES SUSTAINABLY
- BEING PART OF THE SOLUTION TO CLIMATE CHANGE
- MANUFACTURING LUMBER & PLYWOOD
- SELLING DEVELOPED & RURAL LAND

2.2

Million Acres of Timberland

7

Manufacturing Facilities that Produce Lumber and Plywood



SPOKANE, WA
ST. MARIES
BEMIDJI
GWINN
LITTLE ROCK
OLA
WARREN
WALDO
Timberlands
Wood Products Facilities
Chenal Real Estate
Headquarters



THREE BUSINESS SEGMENTS

We Operate Three Business Segments

Timberlands

We own 2.2 million acres of timberland in Idaho and the U.S. South that we manage on a sustainable basis using **ENVIRONMENTAL BEST PRACTICES**.



Wood Products

We rank as a top 10 lumber producer in the U.S. with 1.1 billion board feet of capacity. We also own an industrial grade plywood mill with 150 million square feet of capacity. We are focused on growing our Wood Products business through **HIGH RETURN CAPITAL PROJECTS**.



Real Estate

We identify and monetize acres that have a **HIGHER VALUE** than timberland through rural land sales and a master-planned community in Little Rock, Arkansas.





We are the Best Timber REIT Play on Housing Because Our Integrated Strategy Provides the Highest Direct Leverage to Lumber Prices

Indexed Idaho Sawlogs

&

Top 10 Lumber Manufacturer

HIGHEST DIRECT LEVERAGE TO LUMBER PRICES[1]


56%
34%
0%
PCH [2]
WY
RYN
Indexed Idaho Sawlogs
Lumber

$10 per MBF in Lumber Price

=

$12 Million in PCH EBITDDA[3]

1 | Source: Public filings 2016-2021.
2 | Includes average $55 million of EBITDDA expected from CatchMark for first five years after merger, assuming full synergies run rate.
3 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP.

Lumber Prices Have Been Exceptionally Strong the Last Couple of Years

RANDOM LENGTHS FRAMING LUMBER COMPOSITE PRICE



$ PER MILLION BOARD FEET
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23
Strong housing and R&R markets drive demand for lumber above supply capacity
Product and transportation issues constrain supply against strong demand backdrop
Production curtailments and surge in R&R demand
R&R channel slows and backs up
Interest rate increase and slow economy

During the last several years we have seen extraordinary variation in lumber prices. In March 2022 prices peaked at over $1,300. As the economy slowed and the Fed rapidly increased interest rates, lumber prices declined and reached a low point in January 2023 at $373/MBF. In Q1 2023, prices bounced along between $400 and $430/MBF. Demand, particularly new construction, remains weak.

PotlatchDeltic is Well Positioned to Take Advantage of Favorable Housing Fundamentals

U.S. HOUSING STARTS


2,500
2,000
1,500
1,000
500
0
Actual[1]
Forecast[2]
Average Starts Since 1970: 1.5 Million
Multifamily Led the Way
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024F
Single Family
Multifamily

"Strong cyclical headwinds mostly relating to the collapse in affordability have largely offset the still-present structural tailwinds."

- FEA



Millennials Shifting to Home Ownership

Resale Home Inventory Remains Low

Repair and Remodel Remains Strong

1 | Source: U.S. Census Bureau.
2 | Source: FEA.

Higher Mortgage Rates Have Caused Housing Starts to Slow Down

HOUSING AFFORDABILITY INDEX & 30-YEAR FIXED RATE MORTGAGE [1]


INDEX
220
200
180
160
140
120
100
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
FIXED RATE MORTGAGE
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023 YTD

The recent rise in home prices and uptick in mortgage rates have made homes less affordable. A tight labor market characterized by upward pressure on wages and adjustments by homebuilders should offset some of the impact.

1 | Source: Freddie Mac & National Association of Realtors.

There Has Been a Cumulative Underbuilding of U.S. Homes in the Last Decade

CUMULATIVE UNDERBUILDING OF U.S. HOMES IN LAST DECADE[1]


MILLION UNITS
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
OVERBUILDING
UNDERBUILDING
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021

Overbuilding occurred in the U.S. single family market in 2005-2008. Since then, we have had a prolonged period of underbuilding. When the loss of existing units is combined with the underbuilding relative to household formation, the cumulative housing deficit is even more substantial.

1 | Source: FEA.

There is a Strong Millennial Demographic Tailwind



U.S. POPULATION DISTRIBUTION BY AGE 2008 VS 2023[1]


POPULATION IN MILLIONS
5
4
3
2
1
0
PRIME HOMEBUYING YEARS
00 05 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100
POPULATION AGE
2023
2008

Millennials are the largest demographic cohort in U.S. history and they have just entered their prime home buying years. This provides a significant tailwind to housing demand and presents a different situation than the last housing boom, which ended in 2008.

1 | Source: FEA Data Center.

U.S. Housing Stock Has Aged Considerably

MEDIAN AGE OF OWNER-OCCUPIED HOUSING [1]


53% of US owner-occupied homes were built before 1980; only 7% were built between 2010 and 2019.
YEARS OF AGE
43
41
39
37
35
33
31
29
27
25
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021

Aging housing stock signals a rising market for repair and remodeling. This is because older homes typically have much smaller footprints than homes built more recently and older homes need more repairs than newer homes. Larger homes are even more desirable with the shift to remote work.

1 | Source: FEA/NAHB/Census Bureau



Growing Residential Improvement Spending Supports Lumber Demand

RESIDENTIAL IMPROVEMENT SPEND[1]


FORECAST
BILLIONS OF 2012 USD
$190
$170
$150
$130
$110
$90
$70
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025

Residential remodeling benefits from strong housing markets, limited housing supply, and aging housing stock. Significant homeowner equity is keeping repair and remodel activity strong. Rising cost of labor and building materials and higher interest rates could create some headwinds.

1 | Source: FEA.

Demand for Lumber Used in Nonresidential Construction is Also Poised for Growth as Environmentally Beneficial Tall Wood Buildings Take Market Share from Steel and Concrete

BENEFITS OF MASS TIMBER IN TALL BUILDINGS


Environmental Sustainability
& CARBON STORAGE
Aesthetics
Energy & Thermal
PERFORMANCE
ICC APPROVED TO
18 Stories
STRUCTURAL
Strength & Stability
Faster & Easier
TO BUILD
Performs
WELL IN FIRE

CARBON VAULT

CO_2

Wood is 50% Carbon
BY WEIGHT

LUMBER CO_2 PRODUCTION INTENSITY[1]

25% LESS THAN CONCRETE

50% LESS THAN STEEL

SUBSTITUTION[2]

SUBSTITUTION COULD PREVENT **14 to 31%** OF GHG EMISSIONS

1 | Source: The economic emissions benefits of engineered wood products in a low-carbon future, MIT Joint Program on the Science and Policy of Global Change, June 2018.
2 | Source: Chadwick Dearing Oliver, Nedal T. Nassar, Bruce R. Lippke, James B. McCarter (2014) Carbon, Fossil Fuel, And Biodiversity Mitigation with Wood and Forests, Journal of Sustainable Forestry.

The Outlook for Mass Timber as a Natural Climate Solution is Favorable

PROJECTED U.S. INCREMENTAL MASS TIMBER DEMAND[1]


INCREMENTAL SOFTWOOD DEMAND (BBF)
0
1
2
3
4
5
6
7
8
2025
2030
2035
High
Base
Low

TOTAL INCREMENTAL ⬆ OF

3.77-6.75 BBF

PROJECTED U.S. INCREMENTAL CARBON IMPACT[2]


CO2 EQUIVALENT (MILLION METRIC TONS)
0
1
2
3
4
5
6
7
8
9
2025 Gain
2030 Gain
2035 Gain
CO_2 Avoided
CO_2 Sequestered

TOTAL INCREMENTAL ⬆ OF

~8.4 Million tons of CO_2 avoided[3]

1 | SLB Mass Timber Demand Outlook, 2020 FP Innovations, October 2020.
2 | Source: Woodworks Carbon Calculator Documentation.
3 | Source: 2020 FP Innovations. Modeled on base case.

Our Natural Climate Solutions Opportunities are Expanding

OPPORTUNITIES

CARBON CREDITS



Monetize Timberland Harvest Deferral

CARBON CAPTURE



Monetize Subsurface Carbon Storage

GREEN ENERGY



Sell or Lease Land for Solar Energy Production

Sell Pulpwood & Sawmill Residuals for Green Energy Production

CONSERVATION



Enabling Forests to Stay Healthy and Productive

Our sustainably managed timberlands are part of the solution to climate change. Corporate net zero commitments and new legislation have both increased the number of opportunities we are evaluating. While it will take time, we expect natural climate solutions will increase our EBITDDA[1] and the value of our timberlands.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.



Timberlands Segment

We Own Nearly 2.2 Million Acres of Timberlands in Seven States





REGION	STATE	ACRES[1]
NORTHERN	IDAHO	626
SOUTHERN	ARKANSAS	951
	GEORGIA	215
	ALABAMA	150
	MISSISSIPPI	135
	SOUTH CAROLINA	63
	LOUISIANA	30
		1,544



We manage our timberlands on a sustainable basis, leveraging decades of experience, and we are a leader in forest stewardship.

100% SFI CERTIFIED

~70% FSC CERTIFIED IN AR & LA

1 | Acres in thousands; as of March 31, 2023.



Our Idaho Timberlands are Highly Profitable and Productive

PCH TIMBERLANDS SIGNIFICANTLY OUTPERFORM AVERAGE INLAND NORTHWEST TIMBERLANDS


TYPICAL INLAND
NW TIMBERLANDS

- MILDER CLIMATE
- HIGHER PRECIPITATION
- FAVORABLE SOILS
- IDEAL ELEVATION


PCH
TIMBERLANDS

EBITDDA EXCEEDS W. OREGON & WASHINGTON


EBITDDA/ACRE[1] (2016-2021)
$183
$162
PCH
IDAHO
WY
WESTERN OR/WA

We are the largest private landowner in Idaho where we own the **most productive timberlands** in the Inland Northwest. High value sawlogs represent over 90% of our Idaho harvest volume and we **index about 75% of our sawlogs to the price of lumber**.

MAJOR SPECIES
DOUGLAS-FIR/LARCH, HEM-FIR, CEDAR

90%
SAWLOGS

AVERAGE 45%
OF SAWLOGS USED INTERNALLY

1 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP; WY EBITDDA obtained from public filings.

Our Legacy Operations are Naturally Hedged in the U.S. South

PCH SAWLOG CONSUMPTION VS. PCH SAWLOG SALES[1]



2.2M Tons	2.1M Tons
CONSUMED ↓	SOLD ↑

10% CHANGE IN PRICES → **1%** CHANGE IN PCH CASH FLOWS

MAJOR SPECIES
SOUTHERN YELLOW PINE, MIXED HARDWOODS

52%
SAWLOGS

AVERAGE 50%
OF SAWLOGS USED INTERNALLY

1 | Statistics are for legacy PotlatchDeltic in the U.S. South (excludes CatchMark timberlands).

The Hedge is Important Because Our Legacy Southern Sawlog Prices Have Been Below Trend Levels

SOUTHERN PINE SAWTIMBER STUMPAGE PRICE VS LUMBER PRODUCTION [1]


BILLION BOARD FEET
22
17
12
7
2
$ PER TON
$50
$40
$30
$20
$10
1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022
US South Softwood Lumber Production
US South Pine Sawtimber Price

Southern yellow pine sawlog prices in our legacy operating areas remain below trend levels because of oversupply. The oversupply situation has its roots in conversion of southern row crop land to timberland through federal government incentives over 30 years ago and increased productivity of southern acres due to improved silvicultural practices (genetically modified seedlings, plantations, fertilization).

1 | Source: USDA, WWPA, Timber Mart-South.

Sawmill Capacity Additions are Tightening Our Legacy Log Markets

CENTRAL SOUTH CAPACITY ADDITIONS SINCE 2017[1]



PCH Timberlands

New Sawmill Capacity Announced

New Sawmill Capacity Completed

ALMOST 1.3 BBF ANNOUNCED

2.7 BBF COMPLETED

Fiber supply constraints in the U.S. Northwest and declining annual allowable cut in British Columbia, combined with available low-cost fiber in the U.S. South have driven capacity expansion to the southern region. Delays in new equipment and labor shortages are delaying completion and startup of capacity expansion projects.

1 | Source: ERA Forest Products Research.

Log Markets are Already Tight For Timberlands Acquired in the CatchMark Merger

CATCHMARK CAPACITY MARKETS

2020


Legend
GTD2025
<0.2
0.2 - 0.4
0.4 - 0.6
0.6 - 0.8
0.8 - 1.0
1.0 - 1.2
1.2 - 1.4
1.4 - 1.6
1.6 - 1.8
1.8 - 2.0
>2.0
0
100
200
400 Miles

2025


Legend
GTD2025
<0.2
0.2 - 0.4
0.4 - 0.6
0.6 - 0.8
0.8 - 1.0
1.0 - 1.2
1.2 - 1.4
1.4 - 1.6
1.6 - 1.8
1.8 - 2.0
>2.0
0
100
200
400 Miles

Investments in manufacturing capacity in CatchMark's markets have already created tight growth-to-drain dynamics. This trend is expected to continue.

1 | Source: FORISK.

Climate Change is Providing Southern Timberlands Opportunities

POTENTIAL FOR HIGHER SOUTHERN TIMBERLAND GROWTH RATES

Loblolly Pine

WELL SUITED FOR CHANGING CLIMATE



CO_2

HIGHER CO_2 LEVELS COULD DRIVE

Up to 30%

PRODUCTIVITY GAINS IN NEXT ROTATION

> Climate change could drive additional timberland productivity but also create demand for low carbon footprint wood-based construction. Weather and labor constraints could also increase costs.

Our Timberlands Segment Adjusted EBITDDA Has Increased




TIMBERLANDS ADJUSTED EBITDDA HISTORY1,2
$ MILLIONS
$300
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
2022
Northern Region
Southern Region


TIMBERLANDS HARVEST2
MILLION TONS
7
6
5
4
3
2
1
0
2016
2017
2018
2019
2020
2021
2022


SAWLOG PRICES
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
2022

Our Timberlands adjusted EBITDDA has increased due to higher log prices in Idaho and expansion of our ownership in the U.S. South. Timberlands provide stability and support a sustainable growing dividend.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Deltic included for 10 months in 2018; extraordinary wet weather reduced 2019 harvest; Ola Arkansas sawmill fire reduced 2021 harvest; CatchMark included for 3.5 months in 2022.



Wood Products Segment

Our Wood Products Facilities are Located Close to Major End Markets

REGION	FACILITY	CAPACITY[1]
	ST. MARIES, IDAHO	185 MMBF
	BEMIDJI, MINNESOTA	140 MMBF
	GWINN, MICHIGAN	185 MMBF
	OLA, ARKANSAS[2]	150 MMBF
	WALDO, ARKANSAS[3]	190 MMBF
	WARREN, ARKANSAS	220 MMBF
LUMBER		1,070 MMBF
	ST. MARIES, IDAHO	150 MMSF
PLYWOOD		150 MMSF



We own 6 sawmills located in Arkansas, Idaho, Michigan and Minnesota that have capacity to produce nearly 1.1 billion board feet of lumber annually. Our plywood facility in St. Maries, Idaho produces specialty plywood for industrial applications.

1 | Capacity as of December 31, 2022; Capacity represents the proven annual production capabilities of the facility under normal operating conditions and producing a normal product mix. Excludes overtime.

2 | In June 2021, a fire occurred in the sawmill's large-log primary breakdown machine center. We restarted the large-log line in the third quarter of 2022. The sawmill's annual capacity is estimated to be 150 MMBF after the start-up phase is completed in 2023. Actual production was averaging approximately 130 MMBF prior to the fire.

3 | A project to modernize and expand the sawmill by 85 MMBF to 275 MMBF was announced June 2022. The project is expected to be completed in 2024.

Our Capacity is Growing With Acquisitions and Productivity Improvements

PCH LUMBER VOLUMES ARE GROWING



2022

6 SAWMILLS
1,100 MMBF SHIPPED[1]

2015

4 SAWMILLS
624 MMBF SHIPPED

+476
MMBF

+76%
MMBF

+2.5%
ORGANIC CAGR

Our lumber shipments have increased 76% in six years as a result of **HIGH-RETURN CAPITAL PROJECTS** and the addition of two sawmills in the 2018 Deltic merger.

1 | Shipping during 2022 was impacted by a fire at our Ola, Arkansas sawmill in June 2021. 2022 shipments are pro forma to include an estimate of our Ola, Arkansas sawmill's shipments had the fire not occurred in June 2021.



North American Lumber Supply

LUMBER PRODUCTION BY REGION


U.S. South
34%
British Columbia
15%
Other Canada
24%
U.S. West
23%
Other U.S.
4%

CANADIAN SHARE OF U.S. MARKET


34%
32%
30%
28%
26%
24%
22%
20%
2006
2008
2010
2012
2014
2016
2018
2020
2022

Over 60% of North American lumber production is in the U.S., with the U.S. South accounting for 34% overall. The Canadian share of the U.S. market was impacted by the Great Recession and the mountain pine beetle infestation, which resulted in ~2BBF of capacity closures in 2019. Canadian imports into the U.S. remain subject to duties with a combined rate of 8%.

1 | Source: FEA.

Lumber Production Shifting to the U.S. South

ANNUAL CHANGE IN LUMBER PRODUCTION 2018-2022[1]


BILLION BOARD FEET
4.0
3.0
2.0
1.0
0.0
(1.0)
(2.0)
(3.0)
(4.0)
(5.0)
British Columbia
Other Canada
Other U.S.
U.S. West
U.S. South
2018 vs 2022

Lumber production in British Columbia has been declining due to the mortality impact from the mountain pine beetle and reduced annual allowable harvest levels. Production in the U.S. South has increased due to available low cost fiber combined with productivity improvements and capacity expansions.

1 | Source: FEA.

Waldo Sawmill Modernization IRR Estimated to be 22% in Base Case


New Kiln
Planer Upgrades
New Green Sorter
Log Crane
New Saw Line
Log Merchandising and Optimizer

Highlights:

- $131 million investment
- 85 MMBF increased production
- 30-40% reduction in cash processing costs
- ~10% increase in log recovery
- ~3 weeks downtime
- 2024 completion

Continuous Capital Investments Meet Hurdle Rates, Improve Productivity, Lower Costs, and Reduce Environmental Impact



St. Maries Plywood Patch Automation. Equipment was installed at our St. Maries Plywood mill to automate the patching of our specialty panels, which are used in industrial applications. This project was completed in Q2 2022. The ~$4 million investment for this equipment lowers chemical usage while enabling the mill to profitably increase production resulting in a return of over 50%. The automation also improves employee health and safety through repositioning repetitive motion jobs.



Warren Kilns Replacement. The five antiquated batch kilns at Warren were replaced with two state of the art continuous drying kilns in 2019. The new kilns improved lumber quality, resulting in a higher premium grade percentage, and removed a bottleneck, increasing production 25 MMBF per year. This ~$16 million investment yielded a 22% return.


GradExpert

Automatic Planer Grader. We recently upgraded the automatic planer graders at five of our six sawmills to utilize artificial intelligence. As a result, the accuracy of the automatic planer graders increased, resulting in a higher premium grade percentage and higher sales price realizations. We invested ~$2 million and are expecting a return greater than 55%.

We are Relentlessly Focused on Continuously Improving Our Environmental Performance

INCREASING QUALITY OF LOG UTILIZATION

NEARLY

100%

OF LOGS UTILIZED

REDUCING ENVIRONMENTAL FOOTPRINT

Air, Water, & Waste

FOCUSED ON RENEWABLE ENERGY USE

RENEWABLE ENERGY

43%

OF TOTAL USED AT FACILITIES

CERTIFYING FIBER USED AT MILLS

ALL MILLS

Certified SFI® Fiber Sourcing

3 MILLS CERTIFIED FSC® CHAIN OF CUSTODY

Our Wood Products Segment Adjusted EBITDDA Has Increased Exponentially

WOOD PRODUCTS ADJUSTED EBITDDA HISTORY[1,2]


$ MILLIONS
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
2022

WOOD PRODUCT SHIPMENTS (MBF)[2]


BBF
1.2
1
0.8
0.6
0.4
0.2
0
2016
2017
2018
2019
2020
2021
2022

WOOD PRODUCTS LUMBER PRICES (MBF)


$/MBF
$1,200
$1,000
$800
$600
$400
$200
2016
2017
2018
2019
2020
2021
2022

Our Wood Products adjusted EBITDDA has increased due to strong lumber prices and capacity expansion. We added two sawmills in the 2018 Deltic merger, and we regularly invest in high return capital projects.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Deltic included for 10 months in 2018.

Real Estate Segment



ABOUT OUR REAL ESTATE SEGMENT

We Expect to Sell Approximately One Percent of Our Rural Acres at a Premium to Timberland Value Each Year

RURAL REAL ESTATE



KEY HIGHLIGHTS

LEGACY CATCHMARK LAND
Located Near Population Centers

Legacy Deltic Land
EXCEEDING EXPECTATIONS

LARGE PROPORTION OF SALES HAVE
Conservation Outcomes

We are proud to have a significant amount of conservation outcomes from our land sales.

- Since 2004, approximately 240,000 acres of our rural land sales were for conservation outcomes.
- Since 2018, approximately 70% of our rural land sales acreage has been for conservation outcomes, with the remaining 30% for recreational purposes.

We Create Significant Conservation Outcomes Through Rural Land Transactions

BOUNDARY WATERS – "PLAN B"





The "Plan B" transaction involved the Boundary Waters Canoe Area Wilderness (BWCAW), a renowned recreational paradise in the northern third of Superior National Forest. Minnesota School Trust Lands held 82,400 acres of lands granted at statehood to support public education that were embedded within BWCAW, and that had not been accessible in order to generate revenue for the schools. The U.S. Forest Service (USFS) wanted to incorporate the lands into the BWCAW for recreational access. The solution was a creative three way land swap with The Conservation Fund (TCF) purchasing 40,000 acres of neighboring PotlatchDeltic land over five phases, which would then be exchanged in phases for equally valued School Trust Lands inside the wilderness area.

TCF would then sell those lands within the wilderness to the USFS for incorporation into the BWCAW. The transactions will ensure that the new Minnesota School Trust lands serve as long term revenue sources for the schools, keep working forests as working forests, support jobs and local communities, and enable the lakefront lands placed within the BWCAW to be preserved for recreational access.

We Create Significant Conservation Outcomes Through Rural Land Transactions

MISSISSIPPI RIVER NORTHWOODS





A transaction with The Trust for Public Land (TPL), with a subsequent sale to Crow Wing County, resulted in wildlife habitat conservation on nearly 2,000 acres along the Mississippi River. The area is known as the Mississippi River Northwoods and was the largest remaining stretch of the Mississippi River unprotected from development in north central Minnesota.

The land connected with other properties to provide a nine mile stretch of waterfront that protects eagle and red shouldered hawk nests and provides critical habitat along the Mississippi River Flyway, used by 60% of North America's migratory birds. In addition, the lands provided perpetual public recreation benefits for hunting, fishing, wildlife viewing, hiking and canoeing.

Interest in Solar Opportunities on Our Timberlands is Increasing

LAND SALES FOR SOLAR



- Solar energy is gaining traction as a renewable power alternative, especially in the South.
- Energy providers and private companies are building entity-scale solar farms to reduce greenhouse gas emissions, take advantage of government incentives, and provide access to energy from renewable sources.
- We closed our first solar-related transaction in the first quarter of 2022. The sales price was $7,500 per acre and the transaction generated EBITDDA of $13 million.[1]
- We have identified other solar opportunities that could reach $50 to $100 million of value in the aggregate over the next several years.

1 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP.

We Also Develop and Sell Building Lots in a Highly Desirable 4,800 Acre Master-Planned Community

CHENAL MASTER-PLANNED COMMUNITY LITTLE ROCK, ARKANSAS



~60%
COMMERCIAL SOLD
300 ACRES REMAINING[1]
$250,000/ACRE

~70%
RESIDENTIAL SOLD
1,410 LOTS REMAINING[1]
$80,000/LOT

- PREMIER MASTER-PLANNED COMMUNITY
- LOT SALES TO PRIVATE/REGIONAL BUILDERS
- MOST INFRASTRUCTURE $ COMPLETE
- COMMERCIAL - OFFICE/MULTIFAMILY/RETAIL

20%
OF NEIGHBORHOODS SET ASIDE AS GREEN SPACES

PROMOTING A
Healthy Lifestyle
FOR RESIDENTS

15%
GREENSPACE BETWEEN NEIGHBORHOODS

> Our Chenal Valley master-planned community in west Little Rock is one of the premier real estate developments in Arkansas. We develop and sell both residential and commercial property, while incorporating several environmentally conscious practices into the development process.

1 | As of March 31, 2023.